Stein Roe Mutual Funds

SEMIANNUAL REPORT
MARCH 31, 1997

Stein Roe Equity Funds

GROWTH FUNDS

           GROWTH STOCK FUND
           SPECIAL FUND
           SPECIAL VENTURE FUND
           CAPITAL OPPORTUNITIES FUND

LOGO:
Stein Roe Mutual Funds
Building Wealth for Generations(sm)

Contents
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From the President................................................   1
   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4
   How the Stein Roe growth funds have done over time

Q&A
Growth Stock Fund.................................................   7
Special Fund......................................................   11
Special Venture Fund..............................................   14
Capital Opportunities Fund........................................   19
   Interviews with the portfolio managers and a summary of investment activity

Investments.......................................................   24
   A complete list of investments with market values

Financial Statements..............................................   34
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   49

Financial Highlights..............................................   53
   Selected per-share data

General Information...............................................   63

                Must be accompanied or preceded by a prospectus.

Photographic image of Tim Armour.


From the President

To Our Shareholders
We're pleased to present this semiannual report for the Stein Roe growth funds -- Growth Stock Fund, Special Fund, Special Venture Fund and Capital Opportunities Fund. This report covers the six months ended March 31, 1997.

The Economy That Just Won`t Quit

By virtually all measures, the economy finished 1996 a good deal stronger than anticipated, fueled in large part by renewed consumer spending, strong job growth, favorable election results, a narrowing of the trade deficit, solid industrial output and a surprisingly resilient housing market. Investors responded favorably to this encouraging economic news. And in spite of Federal Reserve Chairman Alan Greenspan's remark about "irrational exuberance" -- which briefly touched off a bit of nervousness in mid-December -- the stock market continued to post record-breaking gains throughout the fourth quarter.
   Most economists, however, predicted that economic growth was sure to slow in 1997, putting a possible damper on earnings and, therefore, the stock market's performance. But as the new year unfolded, the economy showed no signs of slowing. In response, the stock market, as measured by the Dow Jones Industrial Average (DJIA), shot past the 7,000-point mark on February 13, buoyed by healthy economic growth, strong corporate profits and low inflation.*

Greenspan Talks the Talk, and Investors Take a Walk

But not everyone was pleased with this scenario. Stronger-than-expected economic growth and the rising ratio of stock prices to corporate profits were enough to set off inflation alarms among a growing number of market watchers, most notably Federal Reserve Chairman Alan Greenspan. At an address before the Senate Banking Committee, Greenspan told lawmakers that the economy retained a "great deal of vigor" and termed the prospects for a continuation of the six-year-old expansion "quite favorable." But he also made quite clear that the fate of the economic expansion depended largely on the Federal Reserve staying ahead of inflation.
    As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate by one-quarter percentage point to 5.50 percent in an attempt to slow economic growth and reduce pressures that might trigger inflation and undermine the long expansion. Although the financial markets had factored in this rate hike, they responded erratically. Just moments after the announcement, the market, as measured by the DJIA, shot up more than 30 points -- gaining on what is known as a "relief rally" -- before heading into a freefall. When the dust finally cleared, the market had fallen nearly 300 points, or 4.3 percent -- the largest two-day point drop since the October 1987 market crash.

Aging Bull?

Could this be a sign that the bull market is winding down, or is it merely gathering strength for a fresh charge? Although we expect some additional volatility in the coming months, we do not think the market's March decline represented the start of a long-term bear market. It was, we think, merely a short-term interruption in the market's advance and, in our opinion, the bull still has plenty of room to run.
   We think there are a number of reasons for this. First, the longer-term economic outlook remains positive. The last time the economy had been growing for such a prolonged period, warning flags -- including uneasiness about banks, an overabundance of empty office buildings and state and local budget crises -- already were signaling a recession. Today, however, there are few, if any, factors on the horizon that we think might adversely affect the positive economic environment we are currently enjoying. What's more, many companies continue to meet their earnings estimates, despite a stronger dollar, rising labor costs and waning pricing pressure.
   Nonetheless, we believe it's likely that profit momentum may slow in the months ahead. We think the Federal Reserve's efforts to fight inflation and prolong the economic expansion, however, could help keep corporate earnings strong enough to keep the bear at bay. This combination of steady economic growth, low inflation and solid earnings growth could, in our opinion, help shepherd the stock market to healthy -- though probably not spectacular -- gains in 1997.

The Basics

While no one can predict what might happen to the stock market or stock funds in the future, we believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the market is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan, and it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you meet your investment objectives across various market cycles.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.


   Sincerely,

   /s/ Timothy K. Armour

   Timothy K. Armour
   President
   April 21, 1997



*The Dow Jones Industrial Average is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Fund Performance
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There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

-------------------------------------------------------------------------------
                          Average Annual Total Returns
                          Periods ended March 31, 1997

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
                                        --------------------------------------
GROWTH STOCK FUND                        15.21%    18.67%    12.86%     11.53%
SPECIAL FUND                              6.13     11.85     12.05      12.61
CAPITAL OPPORTUNITIES FUND              -13.66     16.13     15.30       9.11
S&P 500                                  19.82     22.28     16.40      13.36
S&P MidCap                               10.62     15.51     13.70      13.58
Nasdaq Industrials                       -0.67      9.33      8.53       8.40
Russell 2000                              5.11     12.70     12.78       9.42
-------------------------------------------------------------------------------
                                              PAST 1               LIFE
                                               YEAR              OF FUND1
                                           ------------------------------------
SPECIAL VENTURE FUND                           9.97%             20.55%
Russell 2000                                   5.11              14.88
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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total
return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the S&P MidCap, the Nasdaq
Industrials and the Russell 2000 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

1 Inception Date: Special Venture Fund -- October 17, 1994. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Fund's inception date.

Investment Comparison
-------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment.

-------------------------------------------------------------------------------
Special Fund, Growth Stock Fund and Capital Opportunities Fund

           Capital
Date       Opportunities Fund    S&P 500     Special Fund    Growth Stock Fund
9/30/86    10000                 10000       10000           10000
9/30/87    15099                 14342       13821           15103
9/30/88    11584                 12565       13120           11222
9/30/89    15833                 16705       18368           15022
9/30/90    9894                  15162       16755           14396
9/30/91    15188                 19875       22147           19671
9/30/92    16098                 22070       24131           22498
9/30/93    21573                 24932       30731           23643
9/30/94    22071                 25850       31352           24140
9/30/95    30339                 33529       35929           30943
9/30/96    45372                 40343       42357           37453
3/31/97    33548                 44877       41722           39311

------------------------------------------------------------------
Special Venture Fund

Date        Special Venture Fund     Russell 2000
10/31/94    10000                    10000
12/31/94    10244                     9854
 3/31/95    10805                    10309
 6/30/95    11219                    11276
 9/30/95    12401                    12390
12/31/95    13029                    12659
 3/31/96    14039                    13305
 6/30/96    15151                    13970
 9/30/96    16346                    14018
12/31/96    16762                    14747
 3/31/97    15439                    13984

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500 or the Russell 2000, each a unmanaged group of stocks that differs from the composition of any Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED

                         Making the Most of Performance
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The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

     That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.

     When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.

     No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
An Interview with Erik Gustafson, Portfolio Manager of
SR&F Growth Stock Portfolio
------------------------------------------------------------------------------
                                    Fund Data

Investment Objective:

Seeks long-term capital appreciation by investing in a diversified portfolio. Under normal conditions, the Portfolio will invest at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

Fund Inception:
July 1, 1958

Total Net Assets:
$458.5 million
------------------------------------------------------------------------------
Photographic image of Erik Gustafson.


Q: How has the Fund performed?

A: For the six-month period ended March 31, 1997, Growth Stock Fund's return of
4.96 percent underperformed both the 5.29 percent median return of its Lipper growth fund peer group and the 11.24 percent return of the S&P 500.

Q: Why didn't Growth Stock Fund participate more strongly in the market's rally?

A: The broader market indices ended the six-month period only slightly off their all-time highs, but this performance masked a comprehensive market pullback that was spurred by growing anxiety about earnings, inflation and interest rates.
     In fact, we think the indices have obscured what's really been going on, which is that the stock market increasingly has been driven by a relatively small group of stocks, many of which also happen to have the largest weightings in the broad market indices. Therefore, it may seem like the stock market registered strong gains this period. In reality, however, we believe the stock market -- and Growth Stock Fund -- weathered a much more serious setback than the indices indicate.

Q: Which of the Portfolio's holdings stood out over the past six months?

A: Intel (3.0 percent of total net assets) was one of the Portfolio's top performers this period. It was followed closely by another high-tech giant, Microsoft (3.0 percent of total net assets). We think this is solid proof of the incredible strength and vibrancy of America's technology leaders. Rounding out the Portfolio's top performers were Merck, which benefited handsomely from the introduction of several new drugs; Travelers Group Inc., which continues to profit from consolidation efforts; and Motorola, Inc., which remains a leader in providing wireless communications technology (2.7 percent, 3.1 percent and 3.3 percent of total net assets, respectively).

Q: What areas did not perform as well as you would have liked?

A: In the waning days of March, some of our financial holdings suffered a reversal that erased most of the gains they had made earlier in the period. Likewise, some of our health care holdings, which had been strong performers over the past six months, also gave back some of their gains. And finally, some of our technology holdings were negatively affected by increased concern of a possible sector-wide slowdown in earnings momentum.

Q: What caused financial stocks to retreat?

A: First, the government released a report that credit card delinquencies were on the rise. This was followed by a report from one of the nation's largest credit card issuers that it expected to report a much larger-than-expected first-quarter loss, owing to increased consumer bankruptcies and chargeoffs. But financial stocks took their biggest beating in late March, when the Federal Reserve increased the federal funds rate. Historically, when the Federal Reserve raises interest rates, it tends to hurt financial stocks because investors fear that tighter credit conditions will reduce loan volumes and, thus, company profits.

Q: Do you think the financial services sector will hold up in a rising-rate environment?

A: We think so. Although the knee-jerk reaction is to presume that when interest rates go up, financial stocks will tumble, we think the recent losses could be short lived. That's because the banking and finan cial services industries have undergone massive structural changes over the past few years. Many banks, for example, now rely less on profits from lending and more on fee-based businesses. This means that rate hikes may have less impact on profits. What's more, we think many banks are better-capitalized than in the past, and many are more focused on the bottom line, as evidenced by the number of financial institutions that have dramatically cut back expenses and pursued scale and efficiency through consolidation and acquisitions. In addition, we think that over the longer term, the financial services sector is well positioned to benefit from demographic trends -- particularly as more individuals start to plan for their retirements.

Q: Since last summer, investors have been fleeing small-cap stocks in favor of large-cap stocks. Why is that and do you think it will continue?

A: There are a number of reasons that investors have favored large-cap stocks recently. First, in times of uncertainty, investors tend to seek out the liquidity and earnings predictability of big stocks. But there's another reason small stocks have lagged: Their earnings momentum has failed to keep pace. Over the past few years, large-cap stocks have collectively posted far more robust increases in corporate profits than their smaller counterparts. In 1996, for example, the average earnings for a company tracked by the S&P 500 was 9 percent, while the smaller companies tracked by Russell 2000 earned, on average, just 3 percent.
   As a result, investors have funneled an inordinate amount of capital into large, familiar names. This, in turn, has attracted even more money. What's more, the terrific growth of index funds has provided an addi tional impetus to the performance of large-cap stocks, since these stocks make up a much larger portion of the broader market indices.
   Going forward, some market watchers believe that small-cap stocks are now undervalued and, as a result, are poised to regain some lost ground. While we think that may indeed happen, we don't think it necessarily precludes large-cap stocks from continuing to do well. In fact, if the market remains volatile, we think even more investors might flock to the large-cap market in search of safety and stability.

Q: What are your expectations for the coming months?

A: We are somewhat concerned about the near-term outlook for the stock market, since we think undue concern about a possible slowing of earnings momentum is causing greater-than-usual trepidation. Over the longer term, however, we think the prospects for the stock market appear bright. We remain committed to investing in high-quality growth stocks, since we believe investors will continue to pay a premium for companies that exhibit solid long-term growth potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the Russell 2000 are unmanaged groups of stocks that differ from the composition of SR&F Growth Stock Portfolio; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended March 31, 1997, were 12.91 percent, 13.20 percent and
11.54 percent, respectively.

Fund Highlights
-------------------------------------------------------------------------------
                             Growth Stock Portfolio

                 Top 10 Equity Holdings (% of Total Net Assets)
-------------------------------------------------------------------------------

Motorola, Inc.               3.3%    Intel Corporation                   3.0%
The Coca-Cola Company        3.3     General Electric Company            3.0
HFS Incorporated             3.2     The Procter & Gamble Co.            3.0
Gillette Company             3.2     Microsoft Corporation               3.0
Travelers Group, Inc.        3.1     Federal National Mortgage Assn.     2.9
-------------------------------------------------------------------------------
                                     Total                              31.0%
-------------------------------------------------------------------------------

                           Equity Portfolio Highlights

                                                 PORTFOLIO           S&P 500
                                              ---------------------------------
Number of Holdings                                  43                   500
Median Market Value ($ Mil.)                   $25,697                $5,442

PIE CHART:
-------------------------------------------------------------------------------
                            Economic Sector Breakdown
                              As of March 31, 1997

                           EQUITY PORTFOLIO     S&P 500
Basic Materials                      0%           5%
Consumer Cyclical                   14           13
Consumer Noncyclical                29           23
Energy                               4           10
Finance                             16           15
Industrial                           8           10
Technology                          26           16
Utilities                            3            8

PIE CHART:
-------------------------------------------------------------------------------
                                Asset Allocation

                        As of September 30, 1996     As of March 31, 1997
EQUITIES                      $397.7 (95.2%)            $434.4 (94.1%)
CASH & EQUIVALENTS             $20.2  (4.8%)             $27.1 ( 5.9%)

Q&A
An Interview with Bruce Dunn and Dick Peterson, Portfolio Managers of SR&F Special Portfolio and SR&F Special Venture Portfolio

------------------------------------------------------------------------------
Fund Data

Investment Objective:

Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

Fund Inception:
May 22, 1968

Total Net Assets:
$1,048.5 million
------------------------------------------------------------------------------
Photographic image of Bruce Dunn and Dick Peterson.

Effective June 30, 1997, Bruce Dunn will retire.

Special Fund Q&A

Q: How did Special Fund perform?

A: For the six months ended March 31, 1997, Special Fund fell 1.50 percent. This performance lagged both the 5.29 percent median return of the Lipper growth fund peer group and the 11.24 percent return of the S&P 500. It's important to note, however, that large-cap stocks -- the primary drivers of mutual fund performance over the past six months -- accounted for nearly 90 percent of the S&P's portfolio as of March 31. Special Fund, on the other hand, tends to keep a majority of its portfolio in small- and mid-cap issues. Less than a third of Special Fund's portfolio was held in large-cap stocks on March 31.
   The Fund's median market capitalization as of March 31, 1997, was $1.3 billion. Since mid-cap companies typically range in capitalization from $1 billion to $5 billion, we think it also might be useful to compare the Fund to the S&P MidCap, one of the most comprehensive mid-cap stock indices. For the six months ended March 31, 1997, the S&P MidCap posted a return of 4.48 percent.

Q: Clearly, small-cap stocks as a group have been struggling in recent months. Why?

A: Simply put, large-cap stocks have been more interesting to investors than small-cap stocks because of the relative stability they offer. In fact, while net flows into mutual funds reached record levels during the reporting period, that money was directed primarily toward large-caps. We think that's a function of the high cost of disappointment -- when a smaller to mid-sized stock experiences a shortfall and loses a disproportionate amount of its market value. Many experts agree: investors are focusing on risk rather than reward. Their desire to avoid disappointments has, we think, spurred them into large-cap stocks, where the perceived risk of disappointment is lower.*
   Will this trend continue? Certainly small-cap stock valuations are attractive now. We believe earnings influence stock prices, and we think many mid- and small-cap companies have the ability to increase their earnings.

Q: Can you give an example of a company that you think has the potential to increase earnings in today's market?

A: One example is Littelfuse (3.1 percent of total net assets), which makes small automobile fuses and miniature electronic fuses. In the electronics industry, and in the auto industry to some degree, Littelfuse is employing new techniques to expand its markets overseas, particularly in Japan and Asia, and we think it has enviable cash-generating and financial characteristics.

Q: Which of the Portfolio's holdings made positive contributions during the past six months?

A: Gains were distributed broadly across the Portfolio, with strong performances from a number of our largest holdings, including Borders Group Inc., The Interpublic Group of Companies Inc., Boston Scientific Corporation and Consolidated Stores Corp. (3.1 percent, 2.1 percent, 3.7 percent and 1.6 percent of total net assets, respectively). Novartis AG (2.5 percent of total net assets), a Swiss drug maker benefiting from a merger, also fared well.
   The Portfolio's financial stocks also have done well in recent months. Solid performers included American Express Co., which is benefiting from new product develop ment and improved relationships with vendors around the world, and The Progressive Corporation, a provider of non standard insurance that is making changes to broaden its business (2.2 percent and 4.2 percent of total net assets, respec tively). Finally, Household International Inc. (2.8 percent of total net assets) has been a terrific holding for us. The company has overhauled its business and significantly enhanced its efficiency ratios while expanding its operations and pre empting credit risks.

Q: What held the Portfolio back?

A: Balancing our gains were flat first-quarter returns for energy stocks, including Renaissance Energy Ltd. (2.7 percent of total net assets), which was negatively affected by seasonally weaker commodity prices.
   Early in the reporting period, The Olsten Corporation, a provider of temporary help and home health care, and General Instrument Corp., which serves the cable industry, suffered earnings disappointments -- Olsten's margins were severely compressed, while General Instrument experienced weaker-than-expected demand. We sold both positions during the fourth quarter of 1996.

Q: What themes are emerging in the Portfolio?

A: We think pricing power -- the ability to command a premium price because you have a product the market is willing to pay for -- will be the key to performance going forward. We believe a number of the companies in the Portfolio exhibit pricing power. Boston Scientific is a good example. This company makes less-invasive surgical devices, for which it is receiving high reimbursement rates in relatively unpenetrated overseas markets, such as Japan. Boston Scientific offers a complete range of products, and they've done this by acquiring businesses and building products around the doctor. And they're getting pricing power, not by increasing the prices of their products, but by continually delivering new, improved products.

Q: What are your expectations for the balance of the year?

A: With large-cap stocks having held the attention of investors in recent months, we think small- and mid-cap stock valuations look attractive. As we've said before, we believe earnings growth drives the price of stocks, and we think many smaller- and mid-cap companies with strong fundamentals have the potential to turn market opportunity to their advantage. We think the Portfolio is well positioned, as its earnings outlook and valuation levels are positive relative to the overall market. Finally, risk management continues to be an important part of our strategy, as the Portfolio's relatively low historical beta -- 0.67 on March 31, 1997 -- shows.+

*Source: "Mutual Fund Struggle: Small Stocks, Big Aches," The New York Times, March 10, 1997.

+Historical beta illustrates a fund's sensitivity to price movements in relation to a benchmark index; assuming a high correlation between the fund's return and that of the index, a fund with a beta lower than the benchmark may rise and fall more slowly than the benchmark.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the S&P MidCap are unmanaged groups of stocks that differ from the composition of SR&F Special Portfolio; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods were 12.91 percent, 13.20 percent and 11.54 percent, respectively.

Q&A
------------------------------------------------------------------------------
Fund Data

Investment Objective:

Seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio which invests in entrepreneurially managed companies. The Portfolio emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience short-term volatility.

Fund Inception:
October 17, 1994

Total Net Assets:
$166.2 million
------------------------------------------------------------------------------
Special Venture Fund Q&A

Q: How did the Fund fare?

A: For the six months ended March 31, 1997, Special Venture Fund fell 5.55 percent, underperforming the 3.01 percent median decline of the Lipper small company fund peer group and the 0.24 percent decline of the Russell 2000.

Q: What issues have hampered performance?

A: Performance was restrained during the last three months by our energy holdings, which suffered from a combination of profit taking and seasonally weaker oil and gas prices. With valuation levels high, we sold two energy stocks in January 1997 -- United Meridian Corporation and Diamond Offshore Drilling, Inc. -- and we sold part of our holding in another energy stock, Renaissance Energy Ltd. (0.9 percent of total net assets). As of the end of the first quarter, the Portfolio held close to 7 percent of its total assets in energy stocks, down from almost 14 percent at year-end 1996. We think our remaining energy holdings are well positioned for the long term, and we believe they will grow their net reserves per share over time at a low cost per barrel.
   In addition, we have been underweighted in the financial sector, particularly bank stocks -- as of March 31, financial holdings represented 18.5 percent of total net assets for the Portfolio, versus 25 percent for the Russell 2000. While bank and thrift stocks in general have performed well over the past six months, we are concerned that deterioration in the quality of consumer credit may slow the rate of earnings growth in these stocks over the next year.

Q: What other factors contributed to the Fund's underperformance?

A: On an individual basis, the Portfolio holdings that hindered the Fund's performance in recent months include Garden Botanika, Inc. (1.1 percent of total net assets), a specialty retailer of personal care products that continues to be hurt by a difficult retail environment, and National Processing, which entered a much more competi tive operating environment. We sold our holdings of National Processing during the reporting period.

Q: What were your strongest contributors?

A: On balance, some of our best performers over the last six months were in the financial sector. Within this area, our real estate holdings, represented by three real estate investment trusts (REITs) that focus on office real estate -- Beacon Properties Corporation, Reckson Associates Realty Corporation and Speiker Properties, Inc. (2.6 percent, 2.9 percent and 2.3 percent of total net assets, respectively) -- posted solid returns. The stock of CB Commercial Real Estate Services Group, Inc. (2.7 percent of total net assets), the former commercial real estate arm of Coldwell Banker, also fared well, benefiting from the overall strength in the commercial real estate sector and from the trend toward outsourcing of real estate services.
   Another standout was Ballantyne of Omaha, Inc. (2.1 percent of total net assets), which manufactures roughly two thirds of all movie projectors sold in the United States and half of those sold worldwide. Ballantyne continues to experience growth driven by the trend toward multiplexing and rising per-capita income overseas.
   Finally, Carabiner International and DuPont Photomasks both performed well during this reporting period -- and over the past year. In fact, they became overvalued, so we eliminated our positions in these stocks.

Q: The market just hasn't been interested in small-cap stocks in the last six months. Has that affected your outlook for the Portfolio?

A: Not really. History shows that small-cap stocks tend to outperform over long periods of time. For example, Ibbotson Associates has tracked the compounded annual returns for small-cap stocks versus large cap stocks over the past 71 years and small stocks have outperformed large stocks by more than 3.0 percent annually over the past 20 years and more than 2.0 percent annually over the past 71 years. Of course, past performance is no guarantee of future results.+
   In our opinion, well-selected small company stocks still seem relatively inexpensive. We think an investor can gain exposure to high earnings growth potential without having to pay any premium over the general stock market -- this is demonstrated by the fact that the earnings outlook for the companies in the Portfolio appears to be considerably brighter than for the market as a whole, yet the Portfolio's price/earnings ratio is only a modest premium to that of the market.
   The Portfolio's current allocation to equities falls at approximately the midpoint of our normal equity range, measured as a percent of total net assets. While we are tempted to push the equity ratio higher, reflecting our positive bias toward small-caps, that view is tempered somewhat by our cautious view of the overall domestic stock market.*

Q: Any last thoughts?

A: Although small-cap stocks have underperformed larger-cap stocks, we would encourage investors with longer-term time horizons to view this current weakness as a buying opportunity.
   While past performance is no guarantee of future results, historically these periods of relative underperformance for small-cap stocks have been followed by periods of relative outperformance that have rewarded investors with superior long-term returns.+ While it is difficult to predict exactly when the next period of outperformance will occur, in our opinion, investors should find comfort in the fact that small-cap stocks currently combine positive earnings potential with what we think are very reasonable valuation levels.
   In the meantime, we will continue to select small company stocks with what we believe are successful entrepreneurial management teams, large market opportunities, sustainable competitive advantages and strong financial positions that we think are undervalued relative to their public market business value. We believe our individual company selections should have the above-average levels of earnings growth necessary to drive their stock prices higher.

+ Source: Ibbotson Associates, 1997

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 is an unmanaged group of stocks that differs from the composition of SR&F Special Venture Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's small company growth fund peer group for the one-year and Life of Fund periods were 5.16 percent and 15.08 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date. Prior to January 31, 1997, Special Venture Fund's Adviser limited expenses to
1.25 percent of average net assets. Absent past limits, total return would have been less.

*Funds that invest in smaller companies may experience short-term volatility.

Fund Highlights
------------------------------------------------------------------------------
                                Special Portfolio

                 Top 10 Equity Holdings (% of Total Net Assets)
------------------------------------------------------------------------------

The Progressive Corporation      4.2%   Household International Inc.      2.8%
Boston Scientific Corporation    3.7    OM Group, Inc.                    2.7
Borders Group Inc.               3.1    Renaissance Energy Ltd.           2.7
Littelfuse, Inc.                 3.1    Profitt's Inc.                    2.5
Harley-Davidson, Inc.            3.0    Novartis AG                       2.5
------------------------------------------------------------------------------
                                        Total                            30.3%
------------------------------------------------------------------------------
                           Equity Portfolio Highlights

                                                 PORTFOLIO             S&P 500
                                               --------------------------------
Number of Holdings                                   53                  500
Median Market Value ($ Mil.)                     $1,339               $5,442

PIE CHART:
------------------------------------------------------------------------------
                            Economic Sector Breakdown
                              As of March 31, 1997

                              Equity Portfolio                S&P 500

   Basic Materials                    5%                        5%
   Consumer Cyclical                 29                        13
   Consumer Noncyclical              20                        23
   Energy                             7                        10
   Finance                           18                        15
   Industrial                        11                        10
   Technology                         7                        16
   Utilities                          3                         8

PIE CHART:
------------------------------------------------------------------------------
                                              Asset Allocation

                            As of September 30, 1996     As of March 31, 1997

   Equities                     $1,047.3 (90.4%)           $995.5  (94.6%)
   Cash & Equivalents             $111.2  (9.6%)            $56.3   (5.4%)


Fund Highlights
------------------------------------------------------------------------------
                            Special Venture Portfolio

                 Top 10 Equity Holdings (% of Total Net Assets)
------------------------------------------------------------------------------
Central European Media Ent. Ltd.    3.4%    Interim Services, Inc.              2.8%
Fiserv, Inc.                        3.2     Meadow Brook Insurance Group Inc.   2.8
Xomed Surgical Products Inc.        3.2     AmeriSource Distribution Corp.      2.8
20th Century Industries             2.9     Metro Networks, Inc.                2.8
Reckson Associates Realty Corp.     2.9     AVX Corporation                     2.8
------------------------------------------------------------------------------------
                                            Total                              29.6%
------------------------------------------------------------------------------------

                           Equity Portfolio Highlights

                                                 PORTFOLIO          RUSSELL 2000
                                               ----------------------------------
Number of Holdings                                   51                  500
Median Market Value ($ Mil.)                       $448                 $337

PIE CHART:
---------------------------------------------------------------------------------
                            Economic Sector Breakdown
                              As of March 31, 1997

                               Equity Portfolio         Russell 2000
   Basic Materials                    3%                     4%
   Consumer Cyclical                 19                     16
   Consumer Noncyclical              17                     12
   Energy                             7                      5
   Finance                           20                     25
   Industrial                        14                     14
   Technology                        18                     18
   Utilities                          2                      6

PIE CHART:
---------------------------------------------------------------------------------
                                           Asset Allocation

                         As of September 30, 1996     As of March 31, 1997
   Equities                    $136.0  (94.1%)             $156.8  (94.3%)
   Cash & Equivalents            $8.5   (5.9%)                $9.5  (5.7%)


Q&A
An Interview with Gloria Santella and Eric Maddix, Portfolio Managers of Capital Opportunities Fund
--------------------------------------------------------------------------------
   Fund Data

   Investment Objective:

   Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of any size that offer strong earnings growth potential. Funds that emphasize investments in smaller companies may experience short-term volatility.

   Fund Inception:
   March 31, 1969

   Total Net Assets:
   $991.3 million
--------------------------------------------------------------------------------
Photo: Gloria Santella and Eric Maddix.

Q: How has the Fund performed?

A: For the six months ended March 31, 1997, the Fund's return was down
26.06 percent. While we certainly do not mean to dismiss this performance, and understand that some of our investors are concerned about it, we think it's important to note that corrections of this magnitude are not uncommon in the aggressive growth arena. In fact, although past performance is no guarantee of future results, the Fund has successfully weathered short-term periods of double-digit declines in four of the past five years.

Q: The stock market recorded new highs throughout the period, yet the Fund underperformed. Why was that?

A: Since last summer, investors have become more cautious. As a result, most of the market's biggest gains have come from an increasingly narrow range of stocks -- many of them large-cap, blue-chip stocks. These gains were enough, however, to prop up many of the more popular stock market indices, such as the Dow Jones Industrial Average (DJIA).
   The Fund does not -- and never has -- invested in the companies that make up the DJIA. Instead, we invest in smaller aggressive growth companies -- a corner of the market that often isn't reflected in the broader market indices. And, as many other aggressive growth investors can attest, small- and mid-cap stocks -- unlike their larger-cap counterparts -- have suffered severe setbacks over the past six months.

   We don't think this selloff had anything to do with the underlying fundamentals of the companies involved, however. In fact, although the stock prices of many of our holdings have dropped dramatically, these companies continue to execute their business plans and we think their long-term earnings potential remains strong. Nonetheless, concern about the earnings outlook for some of the highest growth sectors -- undue concern, in our view -- led many investors to shy away from smaller high-growth stocks in favor of the liquidity and predictability of large-cap stocks.

Q: That explains the Fund's underperformance relative to large-cap stocks. But why hasn't the Fund kept pace with the Nasdaq market?

A: The Nasdaq market is often referred to as the market for small stocks, and, under normal market conditions, the Fund's performance should closely track Nasdaq. But, while many small aggressive growth companies do trade on Nasdaq, it is in no way dominated by them. In fact, some of America's largest companies trade on Nasdaq -- Microsoft, Intel and MCI, to name a few.
   Over the past six months, the market has experienced a divergence in performance based almost solely on size. As a result, the larger-cap Nasdaq stocks had a far greater impact on the performance of the Nasdaq Composite Index than the smaller companies in which we invest, thus causing the disconnect between the performance of the Index and the Fund.

Q: Is there any index that accurately reflects the performance of the types of stocks in which you invest?

A: Unfortunately, there's not an index that we think adequately explains what's been going on in the small- to mid-cap aggressive growth sector. The Russell 2000, which measures the bottom two-thirds of the market's top 2,000 companies, is widely considered the best measure of performance for smaller stocks. But, while it tracks small stock performance, we don't think it captures what's been going on in the aggressive growth universe, since it's weighted more heavily toward smaller moderate growth companies, more than half of which have growth rates of less than 20 percent. The companies we hold in the Fund, on the other hand, have an average growth rate closer to 40 percent.

Q: Which of the Fund's holdings were hardest hit?

A: Although the Fund's weakness was broadbased, our technology and business services holdings were the worst performers. We should point out, however, that while these sectors have contributed to the Fund's recent underperformance, they have been the top-performing sectors since the middle of 1994. What's more, although we expect some continued near-term concern about slowing growth in these sectors, we don't see the long-term growth potential of these types of companies diminishing greatly, if at all. Consequently, we have maintained exposure to both of these sectors.

Q: Given the current market environment, why are you continuing to invest in aggressive growth companies?

A: The reason is quite simple: We believe that, over the long term, earnings growth is what determines the value of stock prices. It would be inconsistent with our investment objective to change our investment style mid-course and start buying large-cap companies just to be defensive. In the long run, we think our investors will be best served if we continue to concentrate on investing in those companies that we think have the best long-term earnings prospects.
   Despite the short-term underperformance, we don't think the case for investing in growth has changed. We remain confident in the companies we own. And, as others realize that the underlying fundamentals have not changed, we believe they too will return to the aggressive growth sector in search of the long-term return potential these companies can provide.

Q: There's no doubt that Capital Opportunities Fund has been a solid performer over the long term. But what about the Fund's newer investors, who might feel like they missed out?

A: The most important thing we can stress to our newer -- as well as our long-time -- investors is to maintain the same long-term perspective we use when selecting stocks for the Fund, namely three to five years. We also would like to remind them that we're not doing anything differently. We're doing the same thing we did last year at this time, when the Fund dramatically outperformed the S&P 500. And we're doing the same thing that we did six years ago. That is, we are investing in those companies which, in our opinion, have superior long-term earnings potential. This commitment to growth can lead to big swings in performance, particularly since the more aggressive, high-growth companies that we invest in can go in and out of favor. But, over the long term, we believe the companies in which the Fund invests can add solid growth potential to any long-term financial plan.

Q: Have you made any changes to the Fund's holdings?

A: We expect the rebound to be fueled by those companies with the highest quality, most visible earnings growth. Therefore, we reduced the number of holdings we own in order to increase our exposure to those companies in which we have the most confidence in earnings. On September 30, 1996, the Fund had 65 issues; as of March 31, 1997, the Fund had only 42. We think this should help enhance our return potential when the aggressive growth sector eventually rebounds.

Q: Since you focus on looking for stocks with rapid earnings growth potential, how do you try to protect against inevitable earnings shortfalls?

A: We can't prevent these surprises, which is why we emphasize high-quality companies with characteristics that we think lend themselves to predictable earnings growth. If, for some reason, a company doesn't meet our expectations, we usually will sell it outright. But not every company that experiences an earnings slowdown is headed for disaster. If we remain confident about a company's long-term prospects, we'll hold on to it.

Q: What's your outlook for the coming months?

A: We think that reported earnings growth, and not market sentiment, is the catalyst that ultimately drives stock prices. Consequently, as companies begin to report that they will indeed meet their earnings expectations, we are confident that fundamentals, rather than psychology, will once again determine the direction of stock prices. And, on that basis, we continue to believe that the Fund is well positioned.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Dow Jones Industrial Average, the Nasdaq Composite Index and the Russell 2000 are unmanaged groups of stocks that differs from the composition of Stein Roe Capital Opportunities Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's capital appreciation fund peer group for the one-, five- and 10-year periods ended March 31, 1997, were 5.28 percent, 12.82 percent and 10.79 percent, respectively.

Fund Highlights
------------------------------------------------------------------------------------
                           Capital Opportunities Fund

                 Top 10 Equity Holdings (% of Total Net Assets)
------------------------------------------------------------------------------------
HFS Incorporated                    5.0%    Tellabs, Inc.                       3.6%
Clear Channel Communications, Inc.  4.7     Omnicare, Inc.                      3.3
HBO & Company                       4.5     CBT Group Plc                       3.2
Paychex, Inc.                       4.1     Ascend Communications, Inc.         3.1
Gartner Group, Inc.                 3.7     Carnival Corporation                3.0
-------------------------------------------------------------------------------------
                                            Total                              38.2%
-------------------------------------------------------------------------------------

                           Equity Portfolio Highlights

                                                 PORTFOLIO             S&P 500
                                               ----------------------------------
Number of Holdings                                   42                  500
Median Market Value ($ Mil.)                     $1,631               $5,442

PIE CHART:
---------------------------------------------------------------------------------
                            Economic Sector Breakdown
                              As of March 31, 1997

                                  Equity Portfolio        S&P 500
   Basic Materials                    0%                   5%
   Consumer Cyclical                 21                   13
   Consumer Noncyclical              19                   23
   Energy                             0                   10
   Finance                            0                   15
   Industrial                        36                   10
   Technology                        24                   16
   Utilities                          0                    8

PIE CHART:
---------------------------------------------------------------------------------
                                Asset Allocation

                           As of September 30, 1996       As of March 31, 1997
   Equities                     $1,448.6   (86.0%)             $941.5  (94.9%)
   Convertibles                    $12.6    (0.7%)                       0.0
   Cash & Equivalents             $223.3   (13.3%)              $49.8   (5.1%)


SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------------
Investments as of March, 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                                      Number     Market
COMMON STOCKS (94.1%)                                                of Shares   Value


BANKS & SAVINGS AND LOANS (4.3%)
Citicorp .........................................................   110,000   $11,908
Fifth Third Bancorp ..............................................    50,000     3,875
Wells Fargo & Company ............................................    15,000     4,262
                                                                               -------
                                                                                20,045
BUSINESS SERVICES (4.7%)
*Cascade Communications Corp. ....................................   200,000     5,275
Electronic Data Systems Corporation ..............................   150,000     6,056
First Data Corporation ...........................................   300,000    10,162
                                                                               -------
                                                                                21,493
COMPUTERS AND COMPUTER SOFTWARE (8.7%)
*Cisco Systems Inc. ..............................................   150,000     7,219
Intel Corporation ................................................   100,000    13,912
*Microsoft Corporation ...........................................   150,000    13,753
*Sterling Commerce, Inc. .........................................   175,000     5,075
                                                                               -------
                                                                                39,959
CONSUMER-RELATED (10.3%)
*CUC International Inc. ..........................................   450,000    10,125
Gillette Company .................................................   200,000    14,525
*Kohl's Corporation ..............................................   220,000     9,322
The Procter & Gamble Co. .........................................   120,000    13,800
                                                                               -------
                                                                                47,772
DISTRIBUTION-RETAIL (2.3%)
The Home Depot, Inc. .............................................   200,000    10,700

ELECTRICAL EQUIPMENT (5.0%)
General Electric Company .........................................   140,000    13,895
*Thermo Electron Corp. ...........................................   300,000     9,263
                                                                               -------
                                                                                23,158
ENERGY (4.2%)
*Renaissance Energy Ltd. .........................................   300,000     8,546
Schlumberger Ltd. ................................................   100,000    10,725
                                                                               -------
                                                                                19,271
FINANCIAL SERVICES (5.0%)
Federal National Mortgage Association ............................   370,000    13,366
MBNA Corp. .......................................................   350,000     9,756
                                                                               -------
                                                                                23,122
FOOD, BEVERAGE & TOBACCO (5.4%)
The Coca-Cola Company ............................................   270,000    15,086
Philip Morris Companies Inc. .....................................    85,000     9,701
                                                                               -------
                                                                                24,787
HEALTH CARE (4.7%)
Johnson & Johnson ................................................   230,000    12,161
United Healthcare Corporation ....................................   200,000     9,525
                                                                               -------
                                                                                21,686

HOTELS (4.7%)
*HFS Incorporated ................................................   250,000    14,719
*Sun International Hotels Ltd. ...................................   200,000     7,000
                                                                               -------
                                                                                21,719


SR&F Growth Stock Portfolio CONTINUED
--------------------------------------------------------------------------------------
                                                                     Number     Market
                                                                    of Shares    Value

INSURANCE (5.7%)
American International Group, Inc. ...............................   100,000   $11,737
Travelers Group, Inc. ............................................   300,000    14,362
                                                                               -------
                                                                                26,099
LEISURE & ENTERTAINMENT (2.1%)
The Walt Disney Company ..........................................   135,000     9,855

MEDICAL SUPPLIES (3.9%)
Baxter International Inc. ........................................   200,000     8,625
Medtronic, Inc. ..................................................   150,000     9,337
                                                                               -------
                                                                                17,962
PHARMACEUTICAL (6.9%)
Eli Lilly & Co. ..................................................   150,000    12,338
Merck and Company, Inc. ..........................................   150,000    12,638
SmithKline Beecham Plc ADRs ......................................   100,000     7,000
                                                                               -------
                                                                                31,976
RESTAURANTS (1.8%)
McDonald's Corporation ...........................................   175,000     8,269

RUBBER, PLASTIC & RELATED (2.2%)
Illinois Tool Works Inc. .........................................   125,000    10,203

TECHNOLOGY SERVICES (1.6%)
*Tellabs Inc. ....................................................   200,000     7,225

TELECOMMUNICATIONS (10.6%)
*Airtouch Communications .........................................   200,000     4,600
LM Ericsson Telecommunications ADRs Class B.......................   375,000    12,680
Lucent Technologies, Inc. ........................................   150,000     7,913
Motorola, Inc. ...................................................   250,000    15,094
*WorldCom, Inc. ..................................................   400,000     8,800
                                                                               -------
                                                                                49,087
                                                                               -------
Total Common Stocks (Cost $272,158) ........................................   434,388
--------------------------------------------------------------------------------------
                                                               Principal
                                                                  Amount
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (6.9%)
COMMERCIAL PAPER (6.9%)
UBS Finance 6.750% 4/01/97.................................     $ 20,335        20,335
Windmill Funding 5.400% 4/01/97............................       11,500        11,500
                                                                              --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $31,835)................................................        31,835
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
(Cost $303,993).........................................................       466,223
OTHER ASSETS, LESS LIABILITIES (-1.0%)..................................        (4,699)
                                                                              --------
TOTAL NET ASSETS (100.0%)...............................................      $461,524
                                                                              ========
--------------------------------------------------------------------------------------

*Non-income producing.

See accompanying notes to financial statements.


SR&F Special Portfolio
--------------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                                   Number       Market
COMMON STOCKS (94.7%)                                            of Shares      Value


ADVERTISING (2.1%)
The Interpublic Group of Companies Inc. ......................     425,000   $  22,419

AUTOMOTIVE (1.7%)
Superior Industries International, Inc. ......................     801,000      18,123

BANKS (3.2%)
Golden West Financial Corporation ............................     380,000      23,845
Washington Mutual, Inc. ......................................     200,000       9,662
                                                                             ---------
                                                                                33,507
BROADCASTING (3.5%)
*Cox Communications ..........................................     500,000      10,313
Grupo Radio Centro, S.A. de C.V. ADSs ........................     474,800       4,095
*Scandinavian Broadcasting System S.A ........................     460,000       8,280
Westinghouse Electric Corp. ..................................     800,000      14,200
                                                                             ---------
                                                                                36,888
BUSINESS SERVICES (2.7%)
*Interim Services Inc. .......................................     475,000      18,466
Unitog Company ...............................................     488,850       9,960
                                                                             ---------
                                                                                28,426
CONSUMER-RELATED (1.7%)
Newell Company ...............................................     535,000      17,923

DRUGS (2.5%)
Novartis AG ..................................................      21,000      26,035

ELECTRICAL EQUIPMENT (3.1%)
*Littelfuse, Inc.
   Common ....................................................     475,000      21,969
   Warrants ..................................................     273,600      10,191
                                                                             ---------
                                                                                32,160

ELECTRONICS & INSTRUMENTATION (5.9%)
AVX Corporation ..............................................     718,400      14,997
*Kent Electronics Corp. ......................................   1,000,000      23,000
Molex Inc. Class A ...........................................     688,827      24,109
                                                                             ---------
                                                                                62,106

ENERGY & RELATED SERVICES (6.5%)
Cross Timbers Oil Company ....................................   1,494,150      23,346
*Renaissance Energy Ltd. .....................................     985,000      28,058
*Petroleum Geo-Services ASA ADRs .............................     400,000      17,200
                                                                             ---------
                                                                                68,604

FINANCIAL SERVICES (5.0%)
American Express Co. .........................................     385,000      23,052
Household International Inc. .................................     340,000      29,282
                                                                             ---------
                                                                                52,334

HEALTH SERVICES AND EQUIPMENT (16.6%)
*Boston Scientific Corporation ...............................     623,000      38,470
Cardinal Health Inc. .........................................     475,000      25,828
*Healthcare Compare Corp. ....................................     450,000      18,281
Invacare Corp. ...............................................     923,550      21,703
*Lincare Holdings Inc. .......................................     550,000      22,688


SR&F Special Portfolio CONTINUED.
--------------------------------------------------------------------------------------
                                                                Number         Market
                                                                of Shares      Value

HEALTH SERVICES AND EQUIPMENT (CONTINUED)
Medtronic, Inc. ..........................................        94,400   $     5,876
*Steris Corporation ......................................       300,000         7,313
*Stryker Corporation .....................................       749,600        18,646
*Sybron International Corporation ........................       550,000        15,263
                                                                           -----------
                                                                               174,068

INDUSTRIAL PRODUCTS (2.1%)
Carlisle Corp. ...........................................       770,200        22,528

INSURANCE COMPANIES (8.1%)
National Mutual Asia Ltd. ................................    21,450,000        22,422
The Progressive Corporation ..............................       692,300        44,221
20th Century Industries ..................................     1,042,700        18,247
                                                                           -----------
                                                                                84,890
LEISURE & ENTERTAINMENT (4.8%)
Carnival Corp. Class A ...................................       500,000        18,500
Harley-Davidson, Inc. ....................................       937,000        31,741
                                                                           -----------
                                                                                50,241
MACHINERY - GENERAL INDUSTRY (0.2%)
Robbins & Myers, Inc. ....................................       100,000         2,650

OFFICE PRODUCTS (1.6%)
Ikon Office Solutions Inc. ...............................       494,000        16,549

PROPERTY (1.0%)
Beacon Properties Corporation ............................       326,500        10,815

RETAIL (8.7%)
*Borders Group Inc. ......................................     1,720,000        32,465
*Consolidated Stores Corp. ...............................       475,000        16,744
*Proffitt's, Inc. ........................................       701,600        26,485
*Zale Corp. ..............................................       837,200        15,384
                                                                           -----------
                                                                                91,078

SCHOOLS (0.5%)
*Devry Inc. ..............................................       238,400         5,245

SECURITY (1.5%)
Pittston Brink's Group ...................................       637,600        16,099

SPECIALTY CHEMICALS (6.8%)
*CIBA Specialty Chemicals AG .............................        21,000         1,735
*Lydall, Inc. ............................................     1,029,000        20,837
Minerals Technology Corp. Class A ........................       624,200        20,755
OM Group, Inc. ...........................................     1,009,500        28,392
                                                                           -----------
                                                                                71,719
TEXTILES & APPAREL (2.3%)
Unifi, Inc. ..............................................       778,475        23,743

TELECOMMUNICATIONS (2.6%)
*AirTouch Communications, Inc. ...........................       874,500        20,113
*PriCellular Corporation .................................       875,000         7,219
                                                                           -----------
                                                                                27,332
                                                                           -----------
TOTAL COMMON STOCKS
(Cost $673,008) ........................................................   $   995,482
--------------------------------------------------------------------------------------


SR&F Special Portfolio CONTINUED
--------------------------------------------------------------------------------------

                                                                     Principal   Market
                                                                     Amount      Value
SHORT-TERM OBLIGATIONS (5.3%)
COMMERCIAL PAPER (5.3%)
Price/Costco 7.100% 4/01/97 ......................................   $50,000   $  50,000
Source One Mortgage 7.100% 4/01/97................................     5,110       5,110
UBS Finance 6.750% 4/01/97 .......................................       860         860
                                                                                 -------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $55,970) ...................................................      55,970
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost $728,978)............................................................    1,051,452
OTHER ASSETS, LESS LIABILITIES (0.0%)......................................          344
                                                                              ----------
TOTAL NET ASSETS (100.0%)..................................................  $ 1,051,796
                                                                              ==========
----------------------------------------------------------------------------------------

*Non-income producing.

See accompanying notes to financial statements.


SR&F Special Venture Portfolio
---------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                                   Number        Market
COMMON STOCKS (94.3%)                                              of Shares     Value
AUTOMOTIVE ACCESSORIES (2.0%)
Superior Industries International, Inc. .........................    147,000   $ 3,326

BROADCAST/MEDIA (8.9%)
*Central European Media Enterprises Ltd. .........................   169,900     5,649
Hollinger International, Inc. ....................................   290,000     2,646
*Metro Networks, Inc. ............................................   200,100     4,602
*United Video Satelite Group, Inc. ...............................   115,000     1,926
                                                                               -------
                                                                                14,823

BUSINESS SERVICES (10.6%)
*Alternative Resources Corporation ...............................   240,300     3,635
*Covance, Inc. ...................................................   209,400     3,377
Danka Business Systems Plc ADRs ..................................    51,000     1,603
G & K Services, Inc. Class A .....................................   141,000     4,230
*Interim Services, Inc. ..........................................   121,100     4,708
                                                                               -------
                                                                                17,553
COMPUTERS AND COMPUTER SOFTWARE (1.9%)
*Dr. Solomon's Group Plc ADRs ....................................   105,600     2,323
*Storm Technology, Inc. ..........................................   203,600       840
                                                                               -------
                                                                                 3,163
COMPUTER SERVICES (5.8%)
*Fiserv, Inc. ....................................................   142,400     5,304
*Microware Systems Corporation ...................................   135,300       862
*Zebra Technologies Corporation ..................................   154,000     3,542
                                                                               -------
                                                                                 9,708

CONSUMER ELECTRONICS/APPLIANCES (1.6%)
*Helen of Troy Ltd. ..............................................   110,700     2,629

DRUGS (0.8%)
*Ligand Pharmaceuticals ..........................................   120,000     1,350

EDUCATIONAL SERVICES (1.9%)
*Firearms Training Systems, Inc. .................................   245,500     3,069

ELECTRICAL EQUIPMENT (7.5%)
AVX Corporation ..................................................   219,000     4,572
*Ballantyne of Omaha, Inc. .......................................   225,000     3,459
*Kent Electronics Corp. ..........................................   142,200     3,271
*Littelfuse, Inc. Warrants .......................................    30,000     1,118
                                                                               -------
                                                                                12,420

ELECTRONIC COMPONENTS (1.9%)
*Zytec Corporation ...............................................   297,900     3,128

EQUIPMENT RENTAL & LEASING (2.1%)
*U.S. Rentals, Inc. ..............................................   190,600     3,455

FABRICATED METAL PRODUCTS (1.0%)
Quanex Corporation ...............................................    64,400     1,618


SR&F Special Venture Portfolio CONTINUED
--------------------------------------------------------------------------------------
                                                               Number           Market
                                                               of Shares        Value
FOOD DISTRIBUTOR (1.8%)
Richfood Holdings, Inc. ...................................      160,000       $ 3,000

HEALTH SERVICES & EQUIPMENT (8.1%)
*Urologix, Inc. ...........................................      134,800         2,292
Invacare Corp. ............................................      108,100         2,540
Stryker Corp. .............................................       90,100         2,241
*Uroquest Medical Corporation..............................      170,000         1,169
*Xomed Surgical Products Inc. .............................      318,600         5,257
                                                                              --------
                                                                                13,499

INSURANCE (7.9%)
Meadowbrook Insurance Group, Inc. .........................      202,300         4,628
Mutual Risk Management Ltd. ...............................      100,433         3,641
20th Century Industries....................................      278,100         4,867
                                                                              --------
                                                                                13,136

OIL/GAS (6.5%)
*Barrett Resources Corp. ..................................      112,500         3,361
*Renaissance Energy Ltd. ..................................       52,400         1,493
Cross Timbers Oil Company..................................      227,700         3,558
Devon Energy Corporation...................................       81,200         2,436
                                                                              --------
                                                                                10,848

OPTICAL SUPPLIES (2.1%)
*Sola International, Inc. .................................      153,700         3,554

REAL ESTATE (10.6%)
Beacon Properties Corporation..............................      132,200         4,379
*CB Commercial Real Estate Services Group, Inc. ...........      191,000         4,536
Reckson Associates Realty Corporation......................      104,900         4,838
Spieker Properties, Inc. ..................................      100,000         3,900
                                                                              --------
                                                                                17,653
RETAIL (3.3%)
*Garden Botanika, Inc. ....................................      257,400         1,770
*Proffitt's Inc. ..........................................       29,800         1,125
*Video Update, Inc. .......................................      520,200         2,633
                                                                              --------
                                                                                 5,528
SPECIALTY CHEMICALS (2.9%)
ChemFirst Inc. ............................................      164,300         3,491
*CFC International, Inc. ..................................      113,200         1,330
                                                                              --------
                                                                                 4,821
TELECOMMUNICATIONS (1.7%)
*Western Wireless Corporation..............................      232,000         2,900

WHOLESALE DISTRIBUTION (3.4%)
*AmeriSource Distribution Corp. ...........................      105,400         4,611
*Henry Schein, Inc. .......................................       35,000         1,015
                                                                              --------
                                                                                 5,626
                                                                              --------
TOTAL COMMON STOCKS (Cost $155,747).....................................       156,807
--------------------------------------------------------------------------------------


SR&F Special Venture Portfolio CONTINUED
--------------------------------------------------------------------------------------
                                                         Principal              Market
                                                            Amount              Value

SHORT-TERM OBLIGATIONS (9.1%)
COMMERCIAL PAPER (9.1%)
UBS Finance 6.750% 4/01/97.................................      $ 7,625      $  7,625
Windmill Funding 5.400% 4/01/97............................        7,500         7,500
                                                                              --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $15,125)................................................        15,125
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
(Cost $170,872).........................................................       171,932
OTHER ASSETS, LESS LIABILITIES (-3.4%)..................................        (5,618)
                                                                              --------
TOTAL NET ASSETS (100.0%)...............................................      $166,314
                                                                              ========
--------------------------------------------------------------------------------------

* Non-income producing.

See accompanying notes to financial statements.


Capital Opportunities Fund
--------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                            Number        Market
COMMON STOCKS (95.0%)                                    of Shares         Value
BUSINESS SERVICES (23.0%)
*ABR Information Services, Inc.......................    1,250,000     $ 22,500
*APAC TeleServices, Inc..............................      940,000       24,440
*The BISYS Group, Inc. ..............................      500,000       15,750
*CBT Group Plc.......................................      630,000       31,421
Danka Business Systems Plc...........................      600,000       18,862
First Data Corporation...............................      800,000       27,100
*Gartner Group, Inc. ................................    1,700,000       36,763
Paychex, Inc.........................................    1,000,000       41,125
*Sykes Enterprises, Incorporated.....................      300,000        9,788
                                                                       --------
                                                                        227,749
CONSUMER PRODUCTS & SERVICES (5.0%)
*HFS Incorporated....................................      840,000       49,455

HEALTH CARE (17.6%)
Cardinal Health, Inc.................................      400,000       21,750
HBO & Company........................................      940,000       44,650
*HCIA Inc............................................      350,000        5,863
*IDEXX Laboratories, Inc. ...........................    1,000,000       14,000
Omnicare, Inc........................................    1,400,000       32,900
*PhyCor, Inc.........................................    1,000,000       27,250
*Physician Sales & Service, Inc......................      480,000        6,060
*Quintiles Transnational Corp. ......................      400,000       21,550
                                                                       --------
                                                                        174,023
INDUSTRIAL PRODUCTS (7.4%)
*Gentex Corporation..................................      810,000       15,997
*MSC Industrial Direct Co., Inc......................      600,000       17,475
OEA, Inc.............................................      371,200       15,498
*United States Filter Corporation....................      800,000       24,700
                                                                       --------
                                                                         73,670
LEISURE & ENTERTAINMENT (11.5%)
Carnival Corporation.................................      800,000       29,600
*Clear Channel Communications, Inc...................    1,100,000       47,163
*Heftel Broadcasting Corporation.....................      200,000        9,300
*Promus Hotel Corporation............................      840,000       27,930
                                                                       --------
                                                                        113,993
RESTAURANTS (2.2%)
*Papa John's International, Inc. ....................      825,000       21,759

SPECIALTY RETAILING (1.5%)
PETsMART, Inc........................................      750,000       15,188


Capital Opportunities Fund CONTINUED
---------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares       Value
TECHNOLOGY (23.2%)
*ADC Telecommunications, Inc. .......................      840,000     $ 22,575
*Andrew Corporation..................................      495,000       17,882
*Ascend Communications, Inc..........................      750,000       30,562
*Aspen Technology, Inc...............................      420,000       11,445
*Cascade Communications Corp. .......................    1,000,000       26,375
*Cisco Systems, Inc..................................      450,000       21,656
*Parametric Technology Corporation ..................      540,000       24,367
*Peoplesoft, Inc.....................................      500,000       20,000
*Pure Atria Corporation .............................      580,000        9,896
*Synopsys, Inc.......................................      360,000        9,000
*Tellabs, Inc........................................    1,000,000       36,125
                                                                       --------
                                                                        229,883
MISCELLANEOUS (3.5%)
*Apollo Group, Inc...................................      510,000       12,495
*Corrections Corporation of America..................      900,000       21,825
                                                                       --------
                                                                         34,320

MISCELLANEOUS SECURITIES (0.1%)......................      100,000        1,475
                                                                       --------
TOTAL COMMON STOCKS (Cost $929,766)...............................      941,515

-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
SHORT-TERM OBLIGATIONS (5.5%)
COMMERCIAL PAPER (5.5%)
Marriott International 6.050% 4/03/97                   $   7,000         6,998
UBS Finance 6.750% 4/01/97...........................       48,045       48,045
                                                         ---------     --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $55,043).............       55,043
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
(Cost $984,809)...................................................       996,558

OTHER ASSETS, LESS LIABILITIES (-0.5%)............................        (5,262)
                                                                        --------
TOTAL NET ASSETS (100.0%).........................................      $991,296
                                                                        ========
--------------------------------------------------------------------------------

* Non-income producing.

See accompanying notes to financial statements.


Balance Sheets
----------------------------------------------------------------------------------------------------------------------------------
March 31, 1997
(All amounts in thousands, except per-share data)
(Unaudited)


                                                                         GROWTH                       SPECIAL              CAPITAL
                                                                          STOCK        SPECIAL        VENTURE        OPPORTUNITIES
                                                                           FUND           FUND           FUND                 FUND
                                                                     ----------      ---------      ---------       --------------
ASSETS
Investment in Portfolio, at market value........................       $461,436     $1,051,705       $166,223           $       --
Investments, at market value....................................            --            --             --                996,558
Receivable for investments sold.................................            --            --             --                  2,695
Receivable for fund shares sold.................................            305            657            215                2,392
Dividends and interest receivable...............................              3             51           --                     48
Cash and other assets...........................................            107            181             71                  480
                                                                     ----------    -----------     ----------          -----------
   Total Assets.................................................       $461,851     $1,052,594       $166,509           $1,002,173
                                                                     ==========    ===========     ==========          ===========
LIABILITIES
Payable for fund shares redeemed................................       $  3,023        $ 3,444       $    117           $    6,698
Payable for investments purchased...............................            --              --             --                3,208
Payable to investment adviser and transfer agent................            188            349             90                  897
Other liabilities...............................................            141            346            115                   74
                                                                     ----------    -----------     ----------          -----------
   Total Liabilities............................................          3,352          4,139            322               10,877
                                                                     ----------    -----------     ----------          -----------
CAPITAL
Paid-in capital ................................................        281,816        697,130        157,025            1,050,759
Net unrealized appreciation of investments......................        162,235        324,395          1,061               11,749
Accumulated net investment loss.................................           (160)        (2,627)          (269)              (7,914)
Accumulated undistributed net realized gains (losses) on
 investments and foreign currency transactions..................         14,608         29,557          8,370              (63,298)
                                                                     ----------     ----------     ----------          -----------
   Total Capital (Net Assets)...................................        458,499      1,048,455        166,187              991,296
                                                                     ----------    -----------     ----------          -----------
   Total Liabilities and Capital................................       $461,851     $1,052,594       $166,509           $1,002,173
                                                                     ==========    ===========     ==========          ===========
Shares Outstanding (Unlimited Number Authorized)................         16,476         42,112         12,273               43,185
                                                                     ==========    ===========     ==========          ===========
Net Asset Value (Capital) Per Share.............................       $  27.83        $ 24.90       $  13.54           $    22.95
                                                                     ==========    ===========     ==========          ===========

See accompanying notes to financial statements.


Statements of Operations
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997
(All amounts in thousands)
(Unaudited)

                                                                        GROWTH                         SPECIAL         CAPITAL
                                                                         STOCK         SPECIAL         VENTURE   OPPORTUNITIES
                                                                          FUND            FUND            FUND            FUND
INVESTMENT INCOME
Dividends .......................................................    $   1,299       $   2,116       $     273       $     711
Dividends allocated from Portfolio ..............................          622           1,271             271            --
Interest ........................................................          303           1,289             286           2,846
Interest allocated from Portfolio ...............................          264             576             142            --
                                                                     ---------       ---------       ---------       ---------
   Total Investment Income ......................................        2,488           5,252             972           3,557
                                                                     ---------       ---------       ---------       ---------
EXPENSES
Management fees .................................................          933           2,638             396           5,046
Transfer agent fees .............................................          513           1,253             175           1,585
Expenses allocated from Portfolio ...............................          498           1,224             211            --
Administrative fees .............................................          348             756             119             902
Printing and postage ............................................           81             318              20             272
Custodian fees ..................................................           19              67               8              40
Accounting fees .................................................           18              26              14              30
SEC and state registration fees .................................           16              18              12              44
Trustees' fees ..................................................           11              20               7              28
Other ...........................................................           68             207              43             316
                                                                     ---------       ---------       ---------       ---------
   Total Expenses ...............................................        2,505           6,527           1,005           8,263
                                                                     ---------       ---------       ---------       ---------
   Net Investment Loss ..........................................          (17)         (1,275)            (33)         (4,706)
                                                                     ---------       ---------       ---------       ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investments ......................        7,676          20,251          14,663         (54,874)
Net realized gains (losses) on investments allocated
   from Portfolio ...............................................        6,994          10,693            (848)           --
Net realized gains on foreign currency transactions .............         --             1,259            --              --
Net change in unrealized appreciation or
   depreciation of investments ..................................        3,566         (44,570)        (24,003)       (330,535)
                                                                     ---------       ---------       ---------       ---------
   Net Gains (Losses) on Investments and Foreign
       Currency Transactions ....................................       18,236         (12,367)        (10,188)       (385,409)
                                                                     ---------       ---------       ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................................    $  18,219       $ (13,642)      $ (10,221)      $(390,115)
                                                                     =========       =========       =========       =========

See accompanying notes to financial statements.


Statements of Changes in Net Assets

For The Year Ended September 30, 1996
and Six Months Ended March 31, 1997
(All amounts in thousands)
(Unaudited)

                                                                             Growth Stock Fund                 Special Fund
                                                                               1996           1997           1996           1997
OPERATIONS
Net investment income (loss) ........................................   $     1,235    $       (17)   $       347    $    (1,275)
Net realized gains (losses) on investments and foreign
         currency transactions ......................................        34,712         14,670         93,001         32,203
Net change in unrealized appreciation or depreciation
         of investments .............................................        37,878          3,566         89,107        (44,570)
                                                                        -----------    -----------    -----------    -----------
         Net Increase (Decrease) in Net Assets Resulting
           from Operations ..........................................        73,825         18,219        182,455        (13,642)
                                                                        -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ................................        (1,400)        (1,100)        (4,825)          --
Capital gains distributions .........................................       (32,877)       (33,201)       (85,187)       (86,857)
                                                                        -----------    -----------    -----------    -----------
         Total Distributions to Shareholders ........................       (34,277)       (34,301)       (90,012)       (86,857)
                                                                        -----------    -----------    -----------    -----------

SHARE TRANSACTIONS
Subscriptions to fund shares ........................................        56,575        108,592        139,995         92,723
Investment income dividends reinvested ..............................         1,157            828          4,332           --
Capital gains distributions reinvested ..............................        28,785         26,323         79,821         76,025
Redemptions of fund shares ..........................................       (68,437)       (79,126)      (359,562)      (178,292)
                                                                        -----------    -----------    -----------    -----------
         Net Increase (Decrease) from Share Transactions ............        18,080         56,617       (135,414)        (9,544)
                                                                        -----------    -----------    -----------    -----------
         Net Increase (Decrease) in Net Assets ......................        57,628         40,535        (42,971)      (110,043)

TOTAL NET ASSETS
Beginning of Period .................................................       360,336        417,964      1,201,469      1,158,498
                                                                        -----------    -----------    -----------    -----------
End of Period .......................................................   $   417,964    $   458,499    $ 1,158,498    $ 1,048,455
                                                                        ===========    ===========    ===========    ===========
Accumulated Undistributed (Overdistributed)
         Net Investment Income at End of Period .....................   $       957    $      (160)   $    (2,611)   $    (2,627)
                                                                        ===========    ===========    ===========    ===========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ........................................         2,124          3,616          5,554          3,504
Investment income dividends reinvested ..............................            47             31            187           --
Capital gains distributions reinvested ..............................         1,166            980          3,445          3,016
                                                                        -----------    -----------    -----------    -----------
                                                                              3,337          4,627          9,186          6,520
Redemptions of fund shares ..........................................        (2,610)        (2,668)       (14,448)        (6,715)
                                                                        -----------    -----------    -----------    -----------

Net increase (decrease) in fund shares ..............................           727          1,959         (5,262)          (195)
Shares outstanding at beginning of period ...........................        13,790         14,517         47,569         42,307
                                                                        -----------    -----------    -----------    -----------

Shares outstanding at end of period .................................        14,517         16,476         42,307         42,112
                                                                        ===========    ===========    ===========    ===========

                                                                                                    Capital
                                                              Special Venture Fund             Opportunities Fund
                                                                  1996           1997           1996           1997
OPERATIONS
Net investment income (loss) ...........................   $      (208)   $       (33)   $    (3,155)   $    (4,706)
Net realized gains (losses) on investments and foreign
         currency transactions .........................         9,004         13,815         (8,425)       (54,874)
Net change in unrealized appreciation or depreciation
         of investments ................................        19,130        (24,003)       261,649       (330,535)
                                                           -----------    -----------    -----------    -----------
         Net Increase (Decrease) in Net Assets Resulting
           from Operations .............................        27,926        (10,221)       250,069       (390,115)
                                                           -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ...................          --             --             (150)          --
Capital gains distributions ............................        (3,016)       (14,445)       (12,960)          --
                                                           -----------    -----------    -----------    -----------
         Total Distributions to Shareholders ...........        (3,016)       (14,445)       (13,110)          --
                                                           -----------    -----------    -----------    -----------
SHARE TRANSACTIONS
Subscriptions to fund shares ...........................        71,954         66,092      1,801,763        316,076
Investment income dividends reinvested .................          --             --              128           --
Capital gains distributions reinvested .................         2,899         13,220         11,772           --
Redemptions of fund shares .............................       (15,768)       (32,987)      (608,465)      (619,203)
                                                           -----------    -----------    -----------    -----------
         Net Increase (Decrease) from Share Transactions        59,085         46,325      1,205,198       (303,127)
                                                           -----------    -----------    -----------    -----------
         Net Increase (Decrease) in Net Assets .........        83,995         21,659      1,442,157       (693,242)

TOTAL NET ASSETS
Beginning of Period ....................................        60,533        144,528        242,381      1,684,538
                                                           -----------    -----------    -----------    -----------
End of Period ..........................................   $   144,528    $   166,187    $ 1,684,538    $   991,296
                                                           ===========    ===========    ===========    ===========
Accumulated Undistributed (Overdistributed)
         Net Investment Income at End of Period ........   $      (214)   $      (269)   $    (3,208)   $    (7,914)
                                                           ===========    ===========    ===========    ===========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ...........................         5,177          4,424         64,836         10,910
Investment income dividends reinvested .................          --             --                6           --
Capital gains distributions reinvested .................           237            931            527           --
                                                           -----------    -----------    -----------    -----------
                                                                 5,414          5,355         65,369         10,910
Redemptions of fund shares .............................        (1,114)        (2,188)       (22,280)       (21,987)
                                                           -----------    -----------    -----------    -----------

Net increase (decrease) in fund shares .................         4,300          3,167         43,089        (11,077)
Shares outstanding at beginning of period ..............         4,806          9,106         11,173         54,262
                                                           -----------    -----------    -----------    -----------

Shares outstanding at end of period ....................         9,106         12,273         54,262         43,185
                                                           ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

SR&F Growth Stock Portfolio

Balance Sheet
(All amounts in thousands)
(Unaudited)

                                                                         MARCH 31,
                                                                              1997
                                                                         ---------
ASSETS
Investments, at market value...................................           $466,223
Dividends receivable...........................................                467
Cash...........................................................                  2
                                                                        ----------
   Total Assets................................................           $466,692
                                                                        ==========

LIABILITIES
Payable for investments purchased..............................         $    4,905
Payable to investment adviser..................................                263
                                                                        ----------
   Total Liabilities............................................             5,168
                                                                        ----------
Net Assets Applicable to Investors' Beneficial Interest........           $461,524
                                                                        ==========

See accompanying notes to financial statements.

SR&F Growth Stock Portfolio

Statement of Operations
(All amounts in thousands)
(Unaudited)

                                                                  PERIOD
                                                                  ENDED
                                                                  MARCH 31,
                                                                  1997 (A)
                                                                  ----------
INVESTMENT INCOME
Dividends......................................................   $      622
Interest.......................................................          264
                                                                  ----------
   Total Investment Income......................................         886
                                                                  ----------

EXPENSES
Management fees................................................          466
Accounting fees................................................            6
Trustees' fees.................................................            4
Audit and legal fees...........................................            3
Custodian fees.................................................            2
Transfer agent fees............................................            1
Other..........................................................           16
                                                                  ----------
   Total Expenses..............................................          498
                                                                  ----------
Net Investment Income..........................................          388
                                                                  ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments .............................        6,988
Net change in unrealized appreciation or depreciation
   of investments .............................................      (49,574)
                                                                  ----------
   Net Losses on Investments ...................................     (42,586)
                                                                  ----------
Net Decrease in Net Assets Resulting from Operations...........   $  (42,198)
                                                                  ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth Stock Portfolio

Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                          PERIOD
                                                                           ENDED
                                                                       MARCH 31,
                                                                        1997 (A)
                                                                      ----------
OPERATIONS
Net investment income..........................................         $    388
Net realized gains on investments..............................            6,988
Net change in unrealized appreciation or depreciation of
   investments.................................................          (49,574)
                                                                      ----------
Net Decrease in Net Assets Resulting from Operations...........          (42,198)
                                                                      ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..................................................          524,541
Withdrawals....................................................          (20,819)
                                                                      ----------
   Net Increase from Transactions in Investors' Beneficial Interest      503,722
                                                                      ----------
   Net Increase in Net Assets..................................          461,524
TOTAL NET ASSETS
Beginning of Period............................................               --
                                                                      ----------
End of Period..................................................         $461,524
                                                                      ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Portfolio

Balance Sheet
(All amounts in thousands)
(Unaudited)
                                                                         MARCH 31,
                                                                              1997
                                                                      ------------
ASSETS
Investments, at market value....................................       $1,051,452
Receivable for investments sold and forward contracts...........           28,965
Dividends receivable...........................................               248
Cash...........................................................                 4
Interest receivable............................................                 1
                                                                      -----------
   Total Assets.................................................       $1,080,670
                                                                      ===========

LIABILITIES
Payable for investments sold and forward contracts.............        $   28,222
Payable to investment adviser..................................               652
                                                                      -----------
   Total Liabilities...........................................            28,874
                                                                      -----------
Net Assets Applicable to Investors' Beneficial Interest........        $1,051,796
                                                                      ===========

See accompanying notes to financial statements.

SR&F Special Portfolio

Statement of Operations
(All amounts in thousands)
(Unaudited)
                                                                    PERIOD
                                                                    ENDED
                                                                    MARCH 31,
                                                                    1997 (A)
                                                                    ----------
INVESTMENT INCOME
Dividends......................................................     $    1,271
Interest.......................................................            574
                                                                    ----------
   Total Investment Income......................................         1,845
                                                                    ----------

EXPENSES
Management fees................................................          1,153
Accounting fees................................................              9
Trustees' fees.................................................              7
Audit and legal fees...........................................              3
Custodian fees.................................................              2
Transfer agent fees............................................              1
Other..........................................................             49
                                                                    ----------
   Total Expenses..............................................          1,224
                                                                    ----------
Net Investment Income..........................................            621
                                                                    ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments .............................         10,687
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions............        (85,583)
                                                                    ----------
   Net Losses on Investments and Foreign Currency Transactions         (74,896)
                                                                    ----------
Net Decrease in Net Assets Resulting from Operations...........     $  (74,275)
                                                                    ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Portfolio

Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                            PERIOD
                                                                             ENDED
                                                                         MARCH 31,
                                                                          1997 (A)
                                                                        ----------
OPERATIONS
Net investment income..........................................       $        621
Net realized gains on investments and futures contracts........             10,687
Net change in unrealized appreciation or depreciation
   of investments and futures contracts........................            (85,583)
                                                                      ------------
Net Decrease in Net Assets Resulting from Operations...........            (74,275)
                                                                      ------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..................................................          1,167,598
Withdrawals....................................................            (41,527)
                                                                      ------------
   Net Increase from Transactions in Investors' Beneficial Interest      1,126,071
                                                                      ------------
   Net Increase in Net Assets...................................         1,051,796
TOTAL NET ASSETS
Beginning of Period............................................                 --
                                                                      ------------
End of Period..................................................         $1,051,796
                                                                      ============

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Venture Portfolio

Balance Sheet
(All amounts in thousands)
(Unaudited)
                                                                         MARCH 31,
                                                                              1997
                                                                       -----------
ASSETS
Investments, at market value...................................         $171,932
Dividends receivable...........................................              158
Cash...........................................................                3
                                                                        --------
   Total Assets................................................         $172,093
                                                                        ========

LIABILITIES
Payable for investments purchased..............................         $  5,671
Payable to investment adviser..................................              108
                                                                       ---------
   Total Liabilities...........................................            5,779
                                                                       ---------
Net Assets Applicable to Investors' Beneficial Interest........         $166,314
                                                                       =========

See accompanying notes to financial statements.

SR&F Special Venture Portfolio

Statement of Operations
(All amounts in thousands)
(Unaudited)
                                                                    PERIOD
                                                                    ENDED
                                                                    MARCH 31,
                                                                    1997 (A)
                                                                    --------
INVESTMENT INCOME
Dividends ......................................................... $    271
Interest ..........................................................      142
                                                                    --------
   Total Investment Income ........................................      413
                                                                    --------

EXPENSES
Management fees ...................................................      200
Accounting fees ...................................................        4
Trustees' fees ....................................................        3
Audit and legal fees ..............................................        2
Custodian fees ....................................................        2
Transfer agent fees ...............................................        1
                                                                    --------
   Total Expenses .................................................      212
                                                                    --------
Net Investment Income .............................................      201
                                                                    --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized losses on investments ................................     (855)
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions ..................  (14,273)
                                                                    --------
   Net Losses on Investments ......................................  (15,128)
                                                                    --------
Net Decrease in Net Assets Resulting from Operations .............. $(14,927)
                                                                    ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Venture Portfolio

Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                            PERIOD
                                                                             ENDED
                                                                         MARCH 31,
                                                                          1997 (A)
                                                                        ---------
OPERATIONS
Net investment income ................................................. $     201
Net realized gains on investments .....................................      (855)
Net change in unrealized appreciation or depreciation
   of investments .....................................................   (14,273)
                                                                        ---------
Net Decrease in Net Assets Resulting from Operations ..................   (14,927)
                                                                        ---------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions .........................................................   186,411
Withdrawals ...........................................................    (5,170)
                                                                        ---------
   Net Increase from Transactions in Investors' Beneficial Interest ...   181,241
                                                                        ---------
   Net Increase in Net Assets .........................................   166,314
TOTAL NET ASSETS
Beginning of Period ...................................................      --
                                                                        ---------
End of Period ......................................................... $ 166,314
                                                                        =========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization of the Portfolios
SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Growth Stock Fund, Stein Roe Special Fund and Stein Roe Special Venture Fund contributed $474,071, $1,096,221 and $160,983 in securities and other assets, respectively, to their respective portfolios. At February 14, 1997, Stein Roe Advisor Growth Stock Fund, Stein Roe Advisor Special Fund and Stein Roe Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios.
   The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Growth Stock Fund and Advisor Growth Stock Fund owned 99.98 percent and
 .02 percent, respectively, of the SR&F Growth Stock Portfolio, Special Fund and Advisor Special Fund owned 99.99 percent and .01 percent, respectively, of SR&F Special Portfolio, and Special Venture Fund and Advisor Special Venture Fund owned 99.94 percent and .06 percent, respectively, of SR&F Special Venture Portfolio.

Note 2. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund and Stein Roe Capital Opportunities Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), each a series of the SR&F Base Trust (a Massachusetts common law trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of March 31, 1997. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolios are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes

No provision is made for federal income taxes since each Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized capital gains.
   At September 30, 1996, Capital Opportunities Fund had a capital loss carryforward of $8,401, which expires in 2004.

Distributions to Shareholders
Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

Other Information

The books and records of the Funds and Portfolios are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
   The management fee for SR&F Growth Stock Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The management fee for SR & F Special Portfolio and Capital Opportunities Fund is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter. The management fee for SR&F Special Venture Portfolio is .90 of 1 percent of average daily net assets. The administrative fees for Growth Stock Fund and Special Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million,
 .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter. The administrative fees for Special Venture Fund are .15 of 1 percent of average daily net assets. The administrative fees for Capital Opportunities Fund are .15 percent 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million, and
 .075 of 1 percent thereafter.
   The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. Prior to January 31, 1997, the Adviser limited Special Venture Fund's expenses to 1.25 percent of average daily net assets.
   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.
   The Adviser also provides certain fund accounting services. For the period ended March 31, 1997, Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio incurred charges of $18, $26, $14, $30, $6,
$9 and $4, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio for the period ended March 31, 1997, was $11, $20, $7, $28, $4, $7 and $3, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended March 31, 1997.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

FUND/PORTFOLIO                                          Purchases           Sales
                                                        ---------       ---------
Growth Stock Fund (a).............................       $ 38.185        $ 22,581
SR&F Growth Stock Portfolio.......................         35,975          33,072
Special Fund (a)..................................         76,085          98,248
SR&F Special Portfolio............................         35,536          47,534
Special Venture Fund (a)..........................         72,931          60,743
SR&F Special Venture Portfolio....................         40,999          23,685
Capital Opportunities Fund........................        241,117         369,841

(a) Prior to commencement of operations of the respective Portfolio (see Note 1 to Financial Statements).

   At March 31, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:
                                                                              Cost of Investments
                                                                                            Federal
                                                              Net           Financial        Income
FUND/PORTFOLIO                 Appreciation   Depreciation   Appreciation   Reporting           Tax
Growth Stock Portfolio .....   $168,570       $  6,340       $162,230       $303,993       $303,993
Special Portfolio ..........    338,826         17,869        320,957        728,978        730,495
Special Venture Portfolio ..     13,246         12,200          1,046        170,872        170,886
Capital Opportunities Fund .    138,707        127,087         11,620        984,809        984,938

Financial Highlights
Special Venture Fund
(All amounts in thousands, except per-share data)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                                            SIX
                                                                  PERIOD              YEAR               MONTHS
                                                                   ENDED             ENDED                ENDED
                                                               SEPT. 30,         SEPT. 30,            MARCH 31,
                                                                 1995(A)              1996                 1997
NET ASSET VALUE, BEGINNING OF PERIOD ....                   $      10.00     $       12.60        $       15.87
                                                            ------------     -------------        -------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ................                           0.01             (0.02)                0.00
   Net realized and unrealized gains
     (losses) on investments ............                           2.67              3.86                (0.81)
                                                            ------------     -------------        -------------
      Total from investment operations ..                           2.68              3.84                (0.81)
                                                            ------------     -------------        -------------
DISTRIBUTIONS
   Net investment income ................                          (0.03)               --                   --
   Net realized capital gains ...........                          (0.05)            (0.57)               (1.52)
                                                            ------------     -------------        -------------
      Total distributions ...............                          (0.08)            (0.57)               (1.52)
                                                            ------------     -------------        -------------
NET ASSET VALUE, END OF PERIOD ..........                   $      12.60     $       15.87        $       13.54
                                                            ============     =============        =============
Ratio of net expenses to average
   net assets (b)  ......................                          1.25%*            1.25%               1.26%*
Ratio of net investment income to average
   net assets (c) .......................                          0.12%*           (2.19%)             (0.04%)*
Portfolio turnover rate .................                             84%              72%                 44%(d)
Average commissions (per share) .........                           --       $     0.0378         $     0.0390(d)
Total return ............................                          26.96%           31.81%              (5.55%)
Net assets, end of period ...............                   $     60,533     $     144,528        $     166,187

*Annualized
(a) From commencement of operations on October 17, 1994.
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.87 percent for the period ended September 30, 1995 and 1.34 percent for the year ended September 30, 1996.
(c) Computed giving effect to investment Adviser's expense limitation undertaking.
(d) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Financial Highlights Continued
Growth Stock Fund
(All amounts in thousands, except per-share data)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                             Nine
                                                              Year           Months
                                                              Ended          Ended
                                                              Dec. 31,       Sept. 30,           Years Ended Sept. 30,
                                                              1987           1988             1989            1990
Net Asset Value, Beginning of Period .....................   $     16.97     $     14.67      $     14.60     $     19.05
                                                             -----------     -----------      -----------     -----------
Income From Investment Operations
         Net investment income ...........................          0.24            0.19             0.34            0.39
         Net realized and unrealized gains
           (losses) on investments .......................          0.46           (0.11)            4.51           (1.17)
                                                             -----------     -----------      -----------     -----------
                  Total from investment operations .......          0.70            0.08             4.85           (0.78)
                                                             -----------     -----------      -----------     -----------
Distributions
         Net investment income ...........................         (0.29)          (0.15)           (0.34)          (0.37)
         Net realized capital gains ......................         (2.71)        --                 (0.06)        --
                                                             -----------     -----------      -----------     -----------
                  Total distributions ....................         (3.00)          (0.15)           (0.40)          (0.37)
                                                             -----------     -----------      -----------     -----------
Net Asset Value, End of Period ...........................   $     14.67     $     14.60      $     19.05     $     17.90
                                                             ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ..............          0.65%           0.76%*           0.77%           0.73%
Ratio of net investment income to average net assets .....          1.25%           1.62%*           2.05%           2.03%
Portfolio turnover rate ..................................           143%             84%              47%             40%
Average commissions (per share) ..........................          --              --               --              --
Total return .............................................          5.57%           0.54%           33.86%          (4.17%)
Net assets, end of period ................................   $   232,658     $   195,641      $   206,476     $   206,031
                                                                                    Years Ended Sept. 30,
                                                                   1991            1992             1993            1994
Net Asset Value, Beginning of Period .......................  $     17.90     $     22.79      $     24.65     $     24.89
                                                              -----------     -----------      -----------     -----------
Income From Investment Operations
         Net investment income .............................         0.33            0.18             0.15            0.13
         Net realized and unrealized gains
            (losses) on investments ........................         5.90            3.01             1.14            0.41
                                                              -----------     -----------      -----------     -----------
                  Total from investment operations .........         6.23            3.19             1.29            0.54
                                                              -----------     -----------      -----------     -----------
Distributions
         Net investment income .............................        (0.42)          (0.16)           (0.10)          (0.12)
         Net realized capital gains ........................        (0.92)          (1.17)           (0.95)          (1.73)
                                                              -----------     -----------      -----------     -----------
                  Total distributions ......................        (1.34)          (1.33)           (1.05)          (1.85)
                                                              -----------     -----------      -----------     -----------
Net Asset Value, End of Period .............................  $     22.79     $     24.65      $     24.89     $     23.58
                                                              ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ................         0.79%           0.92%            0.93%           0.94%
Ratio of net investment income to average net assets .......         1.63%           0.75%            0.59%           0.50%
Portfolio turnover rate ....................................           34%             23%              29%             27%
Average commissions (per share) ............................         --              --               --              --
Total return ...............................................        36.64%          14.37%            5.09%           2.10%
Net assets, end of period ..................................  $   291,767     $   372,758      $   373,921     $   321,502

                                                                                         Six
                                                                                         Months
                                                                                         Ended
                                                              Years Ended Sept. 30,      March 31,
                                                              1995         1996          1997
Net Asset Value, Beginning of Period ...............   $     23.58     $       26.13     $     28.79
                                                       -----------     -------------     -----------
Income From Investment Operations
         Net investment income .....................          0.12              0.08         --
         Net realized and unrealized gains
            (losses) on investments ................          5.60              5.01            1.34
                                                       -----------     -------------     -----------
                  Total from investment operations .          5.72              5.09            1.34
                                                       -----------     -------------     -----------
Distributions
         Net investment income .....................         (0.15)            (0.10)          (0.07)
         Net realized capital gains ................         (3.02)            (2.33)          (2.23)
                                                       -----------     -------------     -----------
                  Total distributions ..............         (3.17)            (2.43)          (2.30)
                                                       -----------     -------------     -----------
Net Asset Value, End of Period .....................   $     26.13     $       28.79     $     27.83
                                                       ===========     =============     ===========
Ratio of net expenses to average net assets ........          0.99%             1.08%           1.07%*
Ratio of net investment income to average net assets          0.56%             0.32%          (0.01%)*
Portfolio turnover rate ............................            36%               39%              5% (a)
Average commissions (per share) ....................          --       $      0.0528     $     0.0582 (a)
Total return .......................................         28.18%            21.04%           4.96%
Net assets, end of period ..........................   $   360,336     $     417,964     $   458,499

*Annualized
(a) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements). Note: For the year ended September 30, 1989, the average amount of debt outstanding was $124, the average number of shares outstanding was 11,745, and the average amount of debt outstanding per share was $0.0106. The Fund had no borrowings during any other periods.

Financial Highlights Continued

Special Fund
(All amounts in thousands, except per-share data)


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                              Nine
                                                              Year            Months
                                                              Ended           Ended
                                                              Dec. 31,        Sept. 30,           Years Ended Sept. 30,
                                                              1987            1988             1989              1990
Net Asset Value, Beginning of Period ......................   $     16.95     $     12.83      $       15.12     $       20.79
                                                              -----------     -----------      -------------     -------------
Income From Investment Operations
         Net investment income ............................          0.23            0.14               0.36              0.42
         Net realized and unrealized gains
            (losses) on investments .......................          0.12            2.16               5.58             (2.10)
                                                              -----------     -----------      -------------     -------------
                  Total from investment operations ........          0.35            2.30               5.94             (1.68)
                                                              -----------     -----------      -------------     -------------
Distributions
         Net investment income ............................         (0.57)          (0.01)             (0.21)            (0.39)
         Net realized capital gains .......................         (3.90)        --                   (0.06)            (2.08)
                                                              -----------     -----------      -------------     -------------
                  Total distributions .....................         (4.47)          (0.01)             (0.27)            (2.47)
                                                              -----------     -----------      -------------     -------------
Net Asset Value, End of Period ............................   $     12.83     $     15.12      $       20.79     $       16.64
                                                              ===========     ===========      =============     =============
Ratio of net expenses to average net assets ...............          0.96%           0.99%*             0.96%             1.02%
Ratio of net investment income to average net assets ......          1.32%           1.31%*             2.12%             2.33%
Portfolio turnover rate ...................................           103%             42%                85%               70%
Average commissions (per share) ...........................          --              --                 --                --
Total return ..............................................          4.27%          17.94%             40.00%            (8.78%)
Net assets, end of period .................................   $   187,997     $   224,628      $     322,056     $     361,065

                                                                           Years Ended Sept. 30,
                                                            1991            1992               1993              1994
Net Asset Value, Beginning of Period ....................   $     16.64     $     19.87      $       20.90     $       25.04
                                                            -----------     -----------      -------------     -------------
Income From Investment Operations
         Net investment income ..........................          0.34            0.21               0.17              0.15
         Net realized and unrealized gains
            (losses) on investments .....................          4.55            1.50               5.31              0.33
                                                            -----------     -----------      -------------     -------------
                  Total from investment operations ......          4.89            1.71               5.48              0.48
                                                            -----------     -----------      -------------     -------------
Distributions
         Net investment income ..........................         (0.34)          (0.37)             (0.18)            (0.21)
         Net realized capital gains .....................         (1.32)          (0.31)             (1.16)            (1.77)
                                                            -----------     -----------      -------------     -------------
                  Total distributions ...................         (1.66)          (0.68)             (1.34)            (1.98)
                                                            -----------     -----------      -------------     -------------
Net Asset Value, End of Period ..........................   $     19.87     $     20.90      $       25.04     $       23.54
                                                            ===========     ===========      =============     =============
Ratio of net expenses to average net assets .............          1.04%           0.99%              0.97%             0.96%
Ratio of net investment income to average net assets ....          2.11%           0.99%              0.92%             0.91%
Portfolio turnover rate .................................            50%             40%                42%               58%
Average commissions (per share) .........................          --              --                 --                --
Total return ............................................         32.18%           8.96%             27.35%             2.02%
Net assets, end of period ...............................   $   587,259     $   626,080      $   1,076,818     $   1,243,885

                                                                                        Six
                                                                                        Months
                                                                                        Ended
                                                              Years Ended Sept. 30,     March 31,
                                                              1995         1996         1997
Net Asset Value, Beginning of Period ...............   $       23.54     $         25.26     $       27.39
                                                       -------------     ---------------     -------------
Income From Investment Operations
         Net investment income .....................            0.13                0.01           --
         Net realized and unrealized gains
            (losses) on investments ................            3.05                4.14             (0.38)
                                                       -------------     ---------------     -------------
                  Total from investment operations .            3.18                4.15             (0.38)
                                                       -------------     ---------------     -------------
Distributions
         Net investment income .....................           (0.15)              (0.11)          --
         Net realized capital gains ................           (1.31)              (1.91)            (2.11)
                                                       -------------     ---------------     -------------
                  Total distributions ..............           (1.46)              (2.02)            (2.11)
                                                       -------------     ---------------     -------------
Net Asset Value, End of Period .....................   $       25.26     $         27.39     $       24.90
                                                       =============     ===============     =============
Ratio of net expenses to average net assets ........            1.02%               1.18%             1.15%*
Ratio of net investment income to average net assets            0.56%               0.03%            (0.22%)*
Portfolio turnover rate ............................              41%                 32%                7% (a)
Average commissions (per share) ....................         --          $        0.0482     $ 0.0382 (a)
Total return .......................................           14.60%              17.89%            (1.50%)
Net assets, end of period ..........................   $   1,201,469     $     1,158,498     $   1,048,455

*Annualized
(a) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Financial Highlights Continued

Capital Opportunities Fund
(All amounts in thousands, except per-share data)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                              Nine
                                                              Year            Months
                                                              Ended           Ended
                                                              Dec. 31,        Sept. 30,           Years Ended Sept. 30,
                                                              1987            1988             1989           1990
Net Asset Value, Beginning of Period .......................  $     13.38     $     10.62      $     10.78     $     14.58
                                                              -----------     -----------      -----------     -----------
Income From Investment Operations
         Net investment income (loss) ......................         0.03            0.03             0.05            0.06
         Net realized and unrealized gains
            (losses) on investments ........................         0.62            0.13             3.86           (4.72)
                                                              -----------     -----------      -----------     -----------
                  Total from investment operations .........         0.65            0.16             3.91           (4.66)
                                                              -----------     -----------      -----------     -----------
Distributions
         Net investment income .............................        (0.05)        --                 (0.05)          (0.06)
         Net realized capital gains ........................        (3.36)        --                 (0.06)          (2.54)
                                                              -----------     -----------      -----------     -----------
                  Total distributions ......................        (3.41)        --                 (0.11)          (2.60)
                                                              -----------     -----------      -----------     -----------
Net Asset Value, End of Period .............................  $     10.62     $     10.78      $     14.58     $      7.32
                                                              ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ................         0.95%           1.01%*           1.09%           1.14%
Ratio of net investment income to average net assets .......         0.18%           0.34%*           0.42%           0.43%
Portfolio turnover rate ....................................          133%            164%             245%            171%
Average commissions (per share) ............................         --              --               --              --
Total return ...............................................         9.38%           1.51%           36.68%         (37.51%)
Net assets, end of period ..................................  $   171,973     $   194,160      $   272,805     $    86,342

                                                                               Years Ended Sept. 30,
                                                             1991            1992             1993            1994
Net Asset Value, Beginning of Period ......................  $      7.32     $     11.00      $     11.56     $     15.44
                                                             -----------     -----------      -----------     -----------
Income From Investment Operations
         Net investment income (loss) .....................         0.11            0.06             0.01            0.02
         Net realized and unrealized gains
            (losses) on investments .......................         3.73            0.60             3.91            0.34
                                                             -----------     -----------      -----------     -----------
                  Total from investment operations ........         3.84            0.66             3.92            0.36
                                                             -----------     -----------      -----------     -----------
Distributions
         Net investment income ............................        (0.08)          (0.10)           (0.04)          (0.01)
         Net realized capital gains .......................        (0.08)        --               --              --
                                                             -----------     -----------      -----------     -----------
                  Total distributions .....................        (0.16)          (0.10)           (0.04)          (0.01)
                                                             -----------     -----------      -----------     -----------
Net Asset Value, End of Period ............................  $     11.00     $     11.56      $     15.44     $     15.79
                                                             ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ...............         1.18%           1.06%            1.06%           0.97%
Ratio of net investment income to average net assets ......         1.19%           0.42%            0.09%           0.04%
Portfolio turnover rate ...................................           69%             46%              55%             46%
Average commissions (per share) ...........................         --              --               --              --
Total return ..............................................        53.51%           5.99%           34.01%           2.31%
Net assets, end of period .................................  $   129,711     $   118,726      $   153,101     $   175,687

                                                                                           Six
                                                                                           Months
                                                                                           Ended
                                                              Years Ended Sept. 30,        March 31,
                                                       1995            1996                1997
Net Asset Value, Beginning of Period ...............   $     15.79     $         21.69     $       31.04
                                                       -----------     ---------------     -------------
Income From Investment Operations
         Net investment income (loss) ..............          0.01               (0.06)            (0.12)
         Net realized and unrealized gains
            (losses) on investments ................          5.91               10.41             (7.97)
                                                       -----------     ---------------     -------------
                  Total from investment operations .          5.92               10.35             (8.09)
                                                       -----------     ---------------     -------------
Distributions
         Net investment income .....................         (0.02)              (0.01)          --
         Net realized capital gains ................        --                   (0.99)          --
                                                       -----------     ---------------     -------------
                  Total distributions ..............         (0.02)              (1.00)          --
                                                       -----------     ---------------     -------------
Net Asset Value, End of Period .....................   $     21.69     $         31.04     $       22.95
                                                       ===========     ===============     =============
Ratio of net expenses to average net assets ........          1.05%               1.22%             1.15%*
Ratio of net investment income to average net assets          0.08%              (0.40%)           (0.65%)*
Portfolio turnover rate ............................            60%                 22%               18%
Average commissions (per share) ....................        --         $        0.0555     $      0.0480
Total return .......................................         37.46%              49.55%           (26.06%)
Net assets, end of period ..........................   $   242,381     $     1,684,538     $     991,296

*Annualized
All per-share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.

Note:  For the periods indicated below, bank borrowing activity was as follows:
                                    Debt Outstanding    Average               Average Shares
                                    at End              Debt Outstanding      Outstanding          Average Debt
                                    of Period           During Period         During Period        Per Share
Period Ended                        (in thousands)      (in thousands)        (in thousands)       During Period
------------                        -------------       -----------------     --------------       --------------
December 31, 1987.................. $ --                $  292                16,008               $0.0183
September 30, 1988.................   --                   56                 17,206                0.0033
September 30, 1989.................   --                   422                16,066                0.0263
September 30, 1990.................  200                 1,042                15,944                0.0654
The Fund had no borrowings during any other periods.

Financial Highlights CONTINUED

SR&F Growth Stock Portfolio
                                                                    PERIOD
                                                                    ENDED
                                                                    MARCH 31,
                                                                    1997 (A)
                                                                    ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............     0.50%*
Ratio of net expenses to average net assets.....................     0.64%*
Portfolio turnover rate.........................................        7%
Average commissions (per share)................................     $ 0.0588

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Financial Highlights CONTINUED

SR&F Special Portfolio
                                                                     PERIOD
                                                                     ENDED
                                                                     MARCH 31,
                                                                     1997 (A)
                                                                     ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............       0.36%*
Ratio of net expenses to average net assets.....................       0.71%*
Portfolio turnover rate.........................................          3%
Average commissions (per share)................................      $ 0.0381

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Financial Highlights CONTINUED

SR&F Special Venture Portfolio
                                                             PERIOD
                                                             ENDED
                                                             MARCH 31,
                                                             1997 (A)
                                                             ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets.......    0.75%*
Ratio of net expenses to average net assets................    0.79%*
Portfolio turnover rate....................................      15%
Average commissions (per share)............................  $ 0.0374

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

To Contact Us. . .
-------------------------------------------------------------------------------

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

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o Purchase Fund shares by electronic transfer;
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o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined
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By Mail or E-Mail
If you prefer to contact us by mail, please address all correspondence to:
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In Person
If you are in the Chicago area, please visit our Investor Center located in
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provide you information about any of the Stein Roe funds and retirement plans.
Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Investment Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Judith E. Perrie, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

 Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income
Fund Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                   EQ12A 5/97